GMO TRUST

Supplement dated March 21, 2025, to the

GMO Trust Prospectus, dated June 30, 2024, as supplemented (“Prospectus”)

GMO High Yield Fund

The section captioned “Annual Fund operating expenses” appearing on page 113 of the Prospectus is replaced in its entirety with the following:

Annual Fund operating expenses

(expenses that you bear each year as a percentage of the value of your investment)

	Class VI	Class R6	Class I
Management fee	0.405%[1]	0.50%[1]	0.50%[1]
Other expenses	0.11%	0.11%	0.57%[2]

Total annual fund operating expenses	0.52%	0.61%	1.07%
Expense reimbursement/waiver	(0.17%)[1,3]	(0.26%)[1,3]	(0.62%)[1,2,3]
Total annual fund operating expenses after expense reimbursement/waiver	0.35%	0.35%	0.45%

1 Includes both management fee of 0.35% and class-specific shareholder service fee, if any, for each class of shares. For additional information about the shareholder service fee applicable to each class of shares of the Fund, please see the table included in the section of the Prospectus entitled “Multiple Classes and Eligibility.” Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.35% for Class VI shares; 0.35% for Class R6 shares; and 0.35% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business (collectively, “Excluded Expenses”), are excluded from the Expense Cap. GMO is permitted to recover from the Fund, on a class-by-class basis, expenses it has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below that Expense Cap or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the Expense Caps set forth above or any lower expense limits as is in effect at the time GMO seeks to recover expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. The reimbursement and waiver arrangements described above, including the Expense Cap, will remain in effect through at least March 20, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

2 Includes payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders. GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.10% of the average daily net assets attributable to Class I shares. This reimbursement will continue through at least March 20, 2026 and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

3 This amount has been restated to reflect application of the expense reimbursements and waivers described above.

The section captioned “Example” appearing on page 113 of the Prospectus is replaced in its entirety with the following:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class VI	$36	$150	$274	$636
Class R6	$36	$169	$314	$737
Class I	$46	$279	$530	$1250